10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
Health Care Fund
Security
Cephalon
Advisor
EIMCO
Transaction Date
5/21/2009
Cost
"5,743 "
Offering Purchase
0.0013%
Broker
Deutsche Bank
Underwriting Syndicate Members
Deutsche Bank Securities
J.P.Morgan
Barclays Capital
Credit Suisse

Fund
Utility & Telecommunications
Security
Portland General Electric
Advisor
EIMCO
Transaction Date
3/5/2009
Cost
"$250,000"
Offering Purchase
2.30%
Broker
JP Morgan
Underwriting Syndicate Members
JP Morgan
Barclays
Deutsche
Wachovia Securities

Fund
Utility & Telecommunications
Security
FLP Group Capital Inc. PFD 8.75% PFD
Advisor
EIMCO
Transaction Date
3/13/2009
Cost
"$300,000"
Offering Purchase
2.14%
Broker
Morgan Stanley
Underwriting Syndicate Members
Banc of America Securities LLC
Morgan Stanley
Wachovia Securities Inc
Citi

Fund
Utility & Telecommunications
Security
Northeast Utilities
Advisor
EIMCO
Transaction Date
3/16/2009
Cost
"$100,000"
Offering Purchase
0.61%
Broker
JP Morgan
Underwriting Syndicate Members
Merrill Lynch & co
J.P.Morgan
Barclays Capital
Wachovia Securities

Fund
Utility & Telecommunications
Security
American Electric power Co
Advisor
EIMCO
Transaction Date
4/1/2009
Cost
"$200,000"
Offering Purchase
0.33%
Broker
Credit Suisse
Underwriting Syndicate Members
Credit Suisse
Citi
J.P. Morgan
Wachovia Securities

Fund
Utility & Telecommunications
Security
American Campus Communities
Advisor
EIMCO
Transaction Date
5/5/2009
Cost
"$10,000"
Offering Purchase
0.12%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
KeyBanc Capital Markets
Deutsche Bank Securities
Wachovia Securities

Fund
Utility & Telecommunications
Security
American Campus Communities
Advisor
EIMCO
Transaction Date
5/5/2009
Cost
"$2,500"
Offering Purchase
0.03%
Broker
KeyBanc Capital
Underwriting Syndicate Members
Merrill Lynch & Co
KeyBanc Capital Markets
Deutsche Bank Securities
Wachovia Securities

Fund
Utility & Telecommunications
Security
Dean Foods
Advisor
EIMCO
Transaction Date
5/5/2009
Cost
"$67,500"
Offering Purchase
0.30%
Broker
Merrill Lynch
Underwriting Syndicate Members
Merrill Lynch & Co
J.P.Morgan
Barclays Capital
"Wachovia Bank, NA"

Fund
Utility & telecommunications
Security
Dominion
Advisor
EIMC
Transaction Date
6/10/2009
Cost
"$375,000"
Offering Purchase
1.50%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley
"Wachovia Bank, NA"
UBS Investment Bank
Banc of America Securities LLC

Fund
Utility & Telecommunications
Security
Dominion
Advisor
EIMC
Transaction Date
6/10/2009
Cost
"$225,000"
Offering Purchase
0.90%
Broker
Morgan Stanley
Underwriting Syndicate Members
Morgan Stanley
"Wachovia Bank, NA"
UBS Investment Bank
Banc of America Securities LLC


Fund
Health Care Fund
Security
Cephalon
Advisor
EIMCO
Transaction Date
5/21/2009
Cost
"5,743 "
Offering Purchase
0.0013%
Broker
Deutsche Bank
Underwriting Syndicate Members
Deutsche Bank Securities
J.P.Morgan
Barclays Capital
Credit Suisse